UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 17, 2017

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

NEW JERSEY	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[                ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[                ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[                ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[                ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 17, 2017, Bel Fuse Inc. (the "Company") issued a press release regarding results for the three months and year ended December 31, 2016. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On February 17, 2017, the Company issued a press release announcing that Colin Dunn, Vice President of Finance, will be retiring from his position with the Company effective as of the date of the 2017 Annual Meeting of Shareholders, scheduled for May 23, 2017.  The Company has named Craig Brosious, age 60, to succeed Mr. Dunn as Vice President of Finance, also effective as of the date of the 2017 Annual Meeting. A copy of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated into this Item 5.02 by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

As described in Item 2.02 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:
99.1   Press Release of Bel Fuse Inc. dated February 17, 2017, related to the financial results of the Company for the three months and year ended December 31, 2016.

As described in Item 5.02 of this Report, the following Exhibit is filed as part of this Current Report on Form 8-K:
99.2   Press Release of Bel Fuse Inc. dated February 17, 2017, announcing the retirement of Colin Dunn, VP of Finance effective as of the date of the 2017 Annual Meeting of Shareholders, and naming Craig Brosious to succeed Mr. Dunn in that position, also effective as of the date of the 2017 Annual Meeting of Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2017	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company, dated February 17, 2017, related to the financial results of the Company for the three months and year ended December 31, 2016.

99.2	Press release issued by the Company, dated February 17, 2017, announcing the retirement of Colin Dunn, VP of Finance effective as of the date of the 2017 Annual Meeting of Shareholders, and naming Craig Brosious to succeed Mr. Dunn in that position, also effective as of the date of the 2017 Annual Meeting of Shareholders.